EXHIBIT 23


                               CONSENT OF AUDITOR



                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement No. 333-70745 and No. 333-36764 on Form S-8 of Oneida Financial Corp. of our report dated February 4, 2004 on the consolidated financial statements of Oneida Financial Corp. incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 2003.


                                                    Crowe Chizek and Company LLC

Columbus, Ohio
March 26, 2004